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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): May 3, 1999


                          INTERLOTT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       Delaware        Commission File Number 001-12986         31-1297916
(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)

                  10830 Millington Ct, Cincinnati, Ohio 45242
          (Address of principal executive offices, including zip code)

                                 (513) 729-7000
              (Registrant's telephone number, including area code)



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Item 5. Other Events

See the following press release, dated May 3, 1999 announcing the transfer of Chief Executive Officer duties:

                   INTERLOTT TECHNOLOGIES, INC. APPOINTS ITS
                                  PRESIDENT,
                   DAVID F. NICHOLS, CHIEF EXECUTIVE OFFICER


CINCINNATI, Ohio, May 3, 1999 - Interlott Technologies, Inc., (Interlott), (AMEX:ILI) announced today that its Board of Directors has appointed its president, David F. Nichols (37), to assume the additional role as Chief Executive Officer, effective immediately. He was appointed president by the Board of Directors on May 1, 1997. He replaces L. Rogers Wells as Chief Executive Officer, who will continue to serve as Interlott's Chairman of the Board.

"In running our day-to-day operations over the past two years, David Nichols has more than proven his ability to guide our Company in maximizing its business prospects and implementing our initiatives for the future," L. Rogers Wells, Chairman of Interlott commented. "Under his leadership, the Company's revenues are up 32 percent and cash flow increased 48 percent. We have won new or renewed contracts for our ITVMs in ten states and expanded our business into six new international markets. We have also opened up new opportunities and markets by introducing technologically advanced products such as the Automated Communications System (ACS) and the Modular Vending Platform (MVP)."

"I am excited about Interlott's bright prospects for the future," commented Nichols, "and look forward to executing our strategies for future growth."

Nichols was Vice President of Operations for Interlott from March, 1993, until February, 1995, when he was named Senior Vice President, a position he held until being named president of the Company in 1997.

Interlott designs, manufactures, sells, leases, and services dispensing machines for the lottery, telecommunications, and financial services industries. Primary products include instant ticket vending machines (ITVMs) and pull-tab/break open card vending machines (PTVMs) for the lottery industry, phone card dispensing machines (PCDMs) for the telecommunications industry, and SmartCard dispensing machines (SCDMs) for the financial services industry.

For additional information, please contact Denny Blazer, CFO, at (513) 792-7000 or Investor Relations Counsels Bill Roberts at (937) 434-2700 or Ken Paneral at
(847) 729-8521.

Any forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act of 1995. Investors are cautioned that actual results may differ substantially from such forward-looking statements. Forward-


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looking statements involve risks and uncertainties including, but not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, new products and technological changes, dependence upon third-party vendors, a limited number of customers, political and other uncertainties related to customer purchases, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Interlott Technologies, Inc.


                                              /s/ Dennis W. Blazer
                                              ---------------------------------
                                              Dennis W. Blazer

                                              Chief Financial Officer

Date: May 14, 1999